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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 18, 2001
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                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



             Ohio                         1-8116              31-0785108
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio              43017
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code  (614) 764-3100
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)







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ITEM 1.                    CHANGES IN CONTROL OF REGISTRANT.

                           Not applicable.

ITEM 2.                    ACQUISITION OR DISPOSITION OF ASSETS.

                           Not applicable.

ITEM 3.                    BANKRUPTCY OR RECEIVERSHIP.

                           Not applicable.

ITEM 4.                    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                           Not applicable.

ITEM 5.                    OTHER EVENTS AND REGULATION FD DISCLOSURE.

                           On October 18, 2001, the Company agreed to purchase 9,708,738 exchangeable shares of WENTIM, LTD., a subsidiary of the Company, which shares were exchangeable into 9,708,738 common shares of the Company, from Ronald V. Joyce and entities wholly owned by Mr. Joyce. The purchase price per share was $25.75, a 3% discount to the closing price of the Company's common shares on October 18. The transaction reduces the Company's shares outstanding by 9,708,738.

                           As part of the transaction, Mr. Joyce retired from service as a director of the Company and as an officer and director of several subsidiaries of the Company.

                           Mr. Joyce continues to own 5,741,262 exchangeable shares. As part of the transaction, the date by which those shares must be exchanged into common shares of the Company under the existing agreements with the Company was changed from December 29, 2005, to January 2, 2003. Mr. Joyce also agreed to reduce the number of registrations he can demand under the existing Registration Rights Agreement with the Company with respect to the remaining exchangeable shares from eight to two.

                           The agreement with Mr. Joyce also terminates his employment agreement with one of the subsidiaries of the Company and provides for Mr. Joyce's availability as a consultant regarding employee and franchisee relationships and related operations, appearances at meetings and special events, and the continued use of Mr. Joyce's name and likeness, in consideration of a cash payment of $5,737,704.92 ($3,500,000 plus
                           Alberta and Canadian federal taxes).


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                           The Company used approximately $50 million in
                           available cash to complete the transaction and borrowed the remainder.

                           The agreement is attached hereto as Exhibit 2.


ITEM 6.                    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                           Not applicable.

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS.

                           The agreement described in Item 5 above is attached hereto as Exhibit 2.

ITEM 8.                    CHANGE IN FISCAL YEAR.

                           Not applicable.

ITEM 9.                    REGULATION FD DISCLOSURE.

                           Not applicable.




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                                    SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WENDY'S INTERNATIONAL, INC.


                                       By:      /s/ Kerrii B. Anderson
                                                --------------------------
                                                Kerrii B. Anderson
                                                Executive Vice President &
                                                Chief Financial Officer

Date:       October 19, 2001
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